Exhibit 28












                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
                            EMPLOYEES REPRESENTED BY
                                 IBEW LOCAL 777

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               for the years ended
                           December 31, 1998 and 1997